SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 18, 1998


                         WASHINGTON TRUST BANCORP, INC.
             (Exact name of registrant as specified in its charter)



           RHODE ISLAND                    0-13091                05-0404671
     State or other jurisdiction of      (Commission           (I.R.S. Employer
     incorporation or organization)     File Number)         Identification No.)



     23 Broad Street, Westerly, Rhode Island                  02891
--------------------------------------------------- ---------------------------
     (Address of principal executive offices)               (Zip Code)



        Registrant's telephone number, including area code (401) 348-1200



                                       N/A
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Former name, former address and former fiscal year, if changed since last report

                              Page 1 of 2 Pages


WASHINGTON TRUST BANCORP, INC.
FORM 8-K


Item 5.  Other Events
         On June 18, 1998, the Registrant's board of directors voted to approve a 3-for-2 stock split of the Registrant's common stock. The stock split, in the form of a stock dividend, will be paid on August 3, 1998 to shareholders of record as of July 17, 1998. The split will result in one additional share of common stock being issued for every two shares issued and outstanding on the record date. The par value of the common stock will remain unchanged at $.0625 per share. Cash payments will be made in lieu of issuing fractional shares. The cash payment for fractional shares will be based on the closing price of the common stock as reported by Nasdaq on the record date, July 17, 1998.



Item 7.  Financial Statements and Other Exhibits
         None



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               WASHINGTON TRUST BANCORP, INC.
                                               ------------------------------
                                                       (Registrant)




June 19, 1998                                  By: David V. Devault
                                               -----------------------------
                                                   David V. Devault
                                                  Vice President, Treasurer and
                                                  Chief Financial Officer
                                                  (principal financial officer)

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